UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2021

CarGurus, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38233	04-3843478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 4th Floor Cambridge, Massachusetts 02141
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 354-0068

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2021, CarGurus, Inc. (the “Corporation”) announced that (i) Langley Steinert has transitioned from his role as Chief Executive Officer of the Corporation to Executive Chairman of the board of directors of the Corporation (the “Board”), (ii) Jason Trevisan, the Corporation’s former Chief Financial Officer, Treasurer, and President, International, has been appointed to serve as the Corporation’s Chief Executive Officer, and (iii) Scot Fredo, the Corporation’s former Senior Vice President, Financial Planning & Analysis, has been appointed to serve as the Corporation’s Chief Financial Officer and Treasurer, in each case, effective January 18, 2021 (the “Effective Date”).

In addition, the Board increased the size of the Board from seven members to eight, and filled the newly created vacancy on the Board by appointing Mr. Trevisan as a Class I director of the Corporation, with such appointment becoming effective as of the Effective Date. Mr. Trevisan will serve as a director of the Corporation until the Corporation’s 2021 annual meeting of stockholders, at which Mr. Trevisan will be nominated to stand for election to the Board.  The Board believes Mr. Trevisan is qualified to serve as a member of the Board because of his extensive experience in the online marketplace industry and his deep understanding of the Corporation’s business as it has evolved over time. No arrangement or understanding exists between Mr. Trevisan and any other person pursuant to which Mr. Trevisan was selected as a director of the Corporation.

As Executive Chairman, Mr. Steinert will continue to serve as Chairman of the Board and, in addition to the responsibilities applicable to all other members of the Board, Mr. Steinert will be responsible for, among other things: (i) providing leadership and direction to, and facilitating the operations and deliberations of, the Board, (ii) managing and presiding at Board and shareholder meetings and ensuring the Board oversees key developments and issues critical to the Corporation’s business and strategy, (iii) coordinating with the Board and the Chief Executive Officer to develop the strategy for the Corporation’s future operations and product development, to identify opportunities for value-enhancing strategic initiatives and merger and acquisition opportunities, and to provide guidance on the Corporation’s annual budget and capital allocation plans and (iv) acting as the principal liaison between the members of the Board and the Chief Executive Officer.

In connection with his appointment as Chief Executive Officer, Mr. Trevisan replaced Mr. Steinert as the Corporation’s Principal Executive Officer. As Chief Executive Officer, Mr. Trevisan will be responsible for overseeing the Corporation’s overall strategic direction, planning and execution.

In connection with his appointment as Chief Financial Officer, Mr. Fredo replaced Mr. Trevisan as the Corporation’s Principal Financial Officer. Prior to his appointment as Chief Financial Officer, Mr. Fredo, age 52, had served as the Corporation’s Senior Vice President, Financial Planning & Analysis since January 2019, and from January 2016 through January 2019, Mr. Fredo served as the Corporation’s Vice President, Financial Planning & Analysis. Before joining CarGurus, from May 2011 to January 2016, Mr. Fredo held the role of Director, Financial Planning & Analysis at HubSpot, Inc., a publicly traded customer relationship management platform. Mr. Fredo holds a Bachelor of Science degree from Babson College and a Master of Business Administration degree from Northeastern University.

In connection with Mr. Trevisan’s appointment as the Corporation’s Chief Executive Officer and Principal Executive Officer, Yann Gellot, the Corporation’s Vice President, Finance & Accounting, replaced Mr. Trevisan as the Corporation’s Principal Accounting Officer. Mr. Gellot, age 49, has served as the Corporation’s Vice President, Finance & Accounting since June 2016. Prior to joining the Corporation, from September 2014 to June 2016, Mr. Gellot served as Vice President of Finance and Corporate Controller of Harvest Power, Inc., an alternative energy company. From July 2005 to September 2014, Mr. Gellot also served in various senior leadership roles at Dassault Systemes SE, a publicly traded French software company. Mr. Gellot holds both a Bachelor of Science in Business Administration degree and a Master of Business Administration degree from Northeastern University.

In satisfaction of the disclosure required under Items 401(b), (d) and (e) of Regulation S-K (“Regulation S-K”) under the Securities Act of 1933, as amended (the “Securities Act”) with respect to Messrs. Steinert and Trevisan, the section entitled “Board of Directors and Management” of the Corporation’s Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2020, is incorporated by reference herein. Since the beginning of the Corporation’s last fiscal year, the Corporation has not engaged in any transaction in which any of Messrs. Steinert, Trevisan, Fredo or Gellot had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. In addition, Messrs. Fredo and Gellot are entering into the Corporation’s standard indemnification agreement with the Corporation, a form of which has been previously filed with the SEC.

The details of any arrangements called for by Item 5.02(c)(3) in connection with the foregoing are not available as of the date hereof. Any such arrangements will be the subject of an amended Current Report on Form 8-K that we file with the SEC.

Item 7.01	Regulation FD Disclosure.

A copy of the Corporation’s press release announcing the foregoing is attached to this Current Report on Form 8-K as Exhibit 99.1. Additionally, a copy of a letter to the Corporation’s shareholders from Mr. Steinert in connection with the executive leadership transitions is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Exhibits 99.1 and 99.2 hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press Release of CarGurus, Inc., dated January 21, 2021.
99.2	Letter to the shareholders of CarGurus, Inc., dated January 21, 2021.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARGURUS, INC.

Date: January 21, 2021	By:	/s/ Kathleen B. Patton
Kathleen B. Patton
General Counsel and Secretary

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